Exhibit 10.34

SIXTH AMENDMENT TO THE
2001 RESTATEMENT OF THE HARRAH’S ENTERTAINMENT, INC.
EXECUTIVE SUPPLEMENTAL SAVINGS PLAN

WHEREAS, Harrah’s Entertainment, Inc. a Delaware corporation (the “Company”), maintains the Harrah’s Entertainment, Inc. Executive Supplemental Savings Plan (the “Plan”) in order to provide its key executive with an opportunity and incentive to save for retirement and other purposes;

WHEREAS, the Company maintains the Harrah’s Entertainment, Inc. Executive Supplemental Savings Plan II (the “Harrah’s ESSP II”);

WHEREAS, the Company further wishes to amend the Plan to provide that the unvested portion of a Participant’s Matching Contribution Account (as defined in the Plan) as of December 31, 2004, will be transferred from such Participant’s Matching Contribution Account under the Plan to an account under the Harrah’s ESSP II, effective as of January 1, 2005, and will be subject to the terms and conditions of the Harrah’s ESSP II.

WHEREAS, the Company now wishes to amend the Plan to provide that Bonus earned by a Participant (as defined in the Plan) during the 2004 Deferral Period (as defined in the Plan), and otherwise payable after December 31, 2004, and deferred by such Participant under the Plan, and credited to such Participant’s Deferral Contribution Account under the Plan, will be transferred from the Plan to the Harrah’s ESSP II, effective as of January 1, 2006, and will be subject to the terms and conditions of the Harrah’s ESSP II;

WHEREAS, the amounts to be transferred from a Participant’s accounts under the Plan comprise the deferred compensation amounts that are subject to Section 409A of the Code, and the Harrah’s ESSP II is intended to satisfy the requirements of Sections 409A(a)(2), (3) and (4) of the Code with respect to the deferred compensation amounts transferred from the Plan and credited to accounts under the Harrah’s ESSP II; and

WHEREAS, Section 12.1(a) of the Plan provides that the EDCP Committee has the right to amend the Plan provided such amendment does not have a material adverse financial affect on the Company or the Plan.

NOW, THEREFORE ,BE IT RESOLVED, the Plan is hereby amended, effective as of January 1, 2005 (except as otherwise provided below), as follows:

1.                                       Article Two of the Plan is hereby amended to add new Section 2.27A as follows:

2.27A     “Harrah’s ESSP II” shall mean the Harrah’s Entertainment, Inc. Executive Supplemental Savings Plan II, as amended.

2.                                       Effective as of January 1, 2006, Section 4.7(b) of the Plan is hereby amended to add new paragraph (4) at the end thereof:

(4)           If a Participant becomes entitled to an Enhancement Contribution (as defined in the Plan) under this Section 4.7(b) on or after the Second Transfer Date, such Enhancement Contribution shall be credited to such Participant’s “Deferral Contribution Account” under the Harrah’s ESSP II (and shall not be credited to such Participant’s Deferral Account under the Plan or the subaccounts thereunder).

3.                                       Article IV of the Plan is hereby amended to add new Section 4.8 at the end thereof:

4.8          Transfers to Harrah’s ESSP II.

(a)          (1)           First Amounts to be Transferred.  Effective as of January 1, 2005 (the “First Transfer Date”), in the case of a Participant, the amount credited to such Participant’s Matching Contribution Account that is described in subsection (b) shall be transferred from such Matching Contribution Account to such Participant’s “Transferred Harrah’s ESSP Matching Account” (as defined in the Harrah’s ESSP II), as provided in subsection (b).

(2)           Second Amounts to be Transferred.  Effective as of January 1, 2006 (the “Second Transfer Date”), in the case of a Participant, the amount credited to such Participant’s Deferral Contribution Account that is described in this subsection (c) shall be transferred from such Deferral Contribution Account to such Participant’s “Transferred Harrah’s ESSP Deferral Contribution Account” (as defined in the Harrah’s ESSP II), as provided in subsection (c).

(3)           Transferred Amounts.  The amounts described in this Section 4.8 include amounts credited to such Participant’s Accounts under the Plan as of December 31, 2004 that were not earned and vested as of December 31, 2004, as adjusted for any earnings credited thereto or any losses debited therefrom under the Plan, and amounts credited under the Plan after December 31, 2004, as adjusted for any earnings credited thereto or any losses debited therefrom under the Plan.  The amounts transferred pursuant to this Section 4.8 shall be debited from such Participant’s Accounts under the Plan, and shall be credited to such Participant’s “Transferred Harrah’s ESSP Accounts” (as defined in the Harrah’s ESSP II), effective as of the First Transfer Date or the Second Transfer Date, as applicable.

(4)           Grandfathered Amounts.  The amounts credited to such Participant’s Accounts as of December 31, 2004 that were earned and vested as of December 31, 2004, as adjusted for any earnings credited thereto or any losses therefrom under the Plan, are not subject to Section 409A of the Code, and such amounts shall not be transferred from such Participant’s Accounts under the Plan.

(b)           Harrah’s ESSP Matching Contributions.  In the event that all or any portion of a Participant’s Matching Contribution Account (as defined in the Plan) was not fully vested as of December 31, 2004 under the Plan, the portion of the total balance in such Participant’s Matching Contribution Account that was not vested as of December 31, 2004 under the Plan, as adjusted for any earnings credited thereto or any losses debited therefrom under the Plan, shall be transferred from such Participant’s Matching Contribution Account to such Participant’s “Transferred Harrah’s ESSP Matching Contribution Account” (as defined in the Harrah’s ESSP II), effective as of the First Transfer Date.  The portion of the balance in such Participant’s Matching Contribution Account that was vested as of December 31, 2004, as adjusted for any earnings credited thereto or any losses debited therefrom under the Plan, shall not be transferred and shall remain credited to such Participant’s Matching Contribution Account.  Effective as of the First Transfer Date, the portion of the balance in such Participant’s Matching Contribution Account that was vested as of December 31, 2004, as adjusted for any earnings credited thereto or any losses debited therefrom under the Plan, which is not transferred and remains credited to such Participant’s Matching Contribution Account, shall be fully vested.

(c)           Harrah’s ESSP Bonus Deferral Contributions.  The Participant’s Bonus (as defined in the Plan) earned by such Participant during the 2004 Deferral Period (as defined in the Plan), and otherwise payable after December 31, 2004, and deferred by such Participant in accordance with Section 4.1(b) of the Plan, as adjusted for any earnings credited thereto or any losses debited therefrom under the Plan, shall be transferred from such Participant’s Deferral Contribution Account to such Participant’s “Transferred Harrah’s ESSP Deferral Contribution Account” (as defined in the Harrah’s ESSP II), effective as of the Second Transfer Date.

4.                                       Effective as of July 1, 2006, Section 6.4 of the Plan is hereby amended in its entirety to read as follows:

6.4          Investment Direction.  A Participant will direct the hypothetical investment of his Deferral Contribution Account, Matching Contribution Account, and Discretionary Contribution Account among the Investment Funds in the manner (including, but not limited to, writing, electronic, internet, intranet, voice response or telephonic) established by the EDCP Committee.  The Participant’s Deferral Contribution Account, Matching Contribution Account and Discretionary Contribution Account shall not be invested in the Investment Funds, but the value of the Participant’s Accounts shall be measured by the performance of the Investment Funds selected.  Any and all changes to a Participant’s Investment Fund allocation shall be made in accordance with the uniform procedures of the EDCP Committee, which shall permit changes in Investment Fund allocations on a quarterly or more frequent basis.  Notwithstanding the foregoing provisions of this Section 6.4, the EDCP Investment Committee may retain the overriding discretion regarding the Participant’s selection of Investment Funds under this Section 6.4.  If a Participant fails to direct the hypothetical investment of his Accounts in the manner established by the EDCP Committee, the Participant will be deemed to have selected the default hypothetical Investment Fund(s) selected by the EDCP

Investment Committee for such purpose, in the discretion of the EDCP Committee and in accordance with its uniform policies and procedures.

5.                                       Except as herein amended, the Plan shall continue in full force and effect in accordance with the terms and conditions thereof.

IN WITNESS WHEREOF, the EDCP Committee has adopted this Sixth Amendment to be executed by its duly authorized member on this           day of                            , 2006.

HARRAH’S ENTERTAINMENT, INC.

By:
Name:
Title: